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                                                                      EXHIBIT 1

                             JOINT FILING AGREEMENT

          In accordance with Rule 13d-1(f)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13G referred to below) on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to the Common Stock, par value $.01 per share, of Dominick's Supermarkets, Inc., a Delaware corporation, and that this Agreement may be included as an Exhibit to such joint filing.

          IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of February 14, 1997.

                             YUCAIPA BLACKHAWK PARTNERS, L.P.
                             YUCAIPA CHICAGO PARTNERS, L.P.
                             YUCAIPA DOMINICK'S PARTNERS, L.P.

                             By:      Yucaipa Management L.L.C., its
                                      General Partner

                             By: /s/ RONALD W. BURKLE
                                -------------------------------------
                             Name:    Ronald W. Burkle
                             Title:   Managing Member


                             YUCAIPA MANAGEMENT L.L.C.


                             By: /s/ RONALD W. BURKLE
                                -------------------------------------
                             Name:    Ronald W. Burkle
                             Title:   Managing Member


                             THE YUCAIPA COMPANIES


                             By: /s/ RONALD W. BURKLE
                                -------------------------------------
                             Name:    Ronald W. Burkle
                             Title:   General Partner


                             /s/ RONALD W. BURKLE
                             -------------------------------------
                             RONALD W. BURKLE


                             BHF BANK - AKTIENGESELLSCHAFT

                             By:  /s/ John Sykes
                             --------------------------------------------
                             Name:    John Sykes
                             Title:   Assistant Vice President

                             By:  /s/ Coleman Gregory
                             --------------------------------------------
                             Name:    Coleman Gregory
                             Title:   Vice President

                             MIDLAND MONTAGU PRIVATE EQUITY INC.

                             By:  /s/ James W. Marley
                             --------------------------------------------
                             Name:    James W. Marley
                             Title:   Director



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